Filed Pursuant To Rule 497(e)

Registration No. 333-07305

FRONTEGRA FUNDS, INC.

Supplement to Prospectus Dated October 30, 2009

Frontegra IronBridge Small Cap Fund

Frontegra IronBridge SMID Fund

Class Y Shares

Institutional Class Shares

On March 25, 2010, the Board of Directors of Frontegra Funds, Inc. (the “Company”), on behalf of the Frontegra IronBridge Small Cap Fund, Frontegra IronBridge SMID Fund and Frontegra IronBridge Global Focus Fund (the “Acquired Funds”), approved the reorganization of the Acquired Funds into, respectively, the IronBridge Frontegra Small Cap Fund, IronBridge Frontegra SMID Fund and IronBridge Frontegra Global Focus Fund (the “Acquiring Funds”), newly-created series of IronBridge Funds, Inc.  The Acquiring Funds will have the same or substantially similar investment objectives, policies, strategies and restrictions as the Acquired Funds.

IronBridge Capital Management, L.P. (“IronBridge”) currently serves as the investment adviser to the Frontegra IronBridge Small Cap Fund and Frontegra IronBridge SMID Fund under an interim advisory agreement, and will continue to serve as the investment adviser following the reorganization pending approval of a new advisory agreement by shareholders of these Funds.  IronBridge currently serves as investment adviser to the Frontegra IronBridge Global Focus Fund, and will continue to serve as the investment adviser following the reorganization.

Under the terms of the Agreement and Plan of Reorganization approved by the Board of Directors, each Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange solely for shares of the Acquiring Fund (the “Acquiring Fund Shares”) issued to the Acquired Fund, and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund.  Each Acquired Fund will then distribute, pro rata, to its shareholders of record, all of the Acquiring Fund Shares received by the Acquired Fund in complete liquidation and termination of the Acquired Fund as a series of the Company.

As a result of the reorganization, each shareholder of an Acquired Fund will become a shareholder of the corresponding Acquiring Fund and will receive Acquiring Fund Shares having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Acquired Fund shares as of the close of business on the closing date of the reorganization.  It is expected that the reorganization will be treated as a tax-free reorganization for federal tax purposes.  Shareholders of the Acquired Funds may wish to consult their tax advisers regarding possible tax consequences of the reorganization, including possible state and local tax consequences.

The reorganization requires the approval of the shareholders of each Acquired Fund.  Assuming shareholders of each Acquired Fund approve the reorganization, the reorganization is expected to close in July 2010.  Shareholders of record will receive a Prospectus/Proxy Statement which describes in detail the Acquiring Funds and the terms of the reorganization.

Additionally, the Board of Directors approved the closing of the Class Y shares of the Frontegra IronBridge SMID Fund.  As of April 1, 2010, Class Y shares of the Frontegra IronBridge SMID Fund will no longer be offered.

This supplement should be retained with your Prospectus for future reference.

The date of this Supplement to the Prospectus is March 26, 2010.

2